Earnings Per Share	12 Months Ended
Mar. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
23.	Earnings per share

Net income per common share represents the net income attributable to common shareholders divided by the weighted average number of common shares outstanding during the period.

Diluted net income per common share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the period. As at March 31, 2018 and 2017, all instruments were anti-dilutive.